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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 3, 1997
                                                        ----------------



                             2CONNECT EXPRESS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                    FLORIDA
                            -----------------------
                        (State or other jurisdiction of
                         incorporation or organization)


000-22251                                                     65-0674664
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(Commission                                                (I.R.S. Employer
file number)                                               Identification No.)


  1700 NW 65TH Ave., Suite 4, Plantation, FL                    33313
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (954)797-7960
                                                           -----------------


                                 NOT APPLICABLE
                                ---------------
              (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 8. Change in Fiscal Year

     On November 21, 1997 2Connect Express, Inc. (the "Company") decided to change its fiscal year. The Company's new fiscal year will end on the Saturday nearest January 31, 1998, in conformity with the National Retail Federation fiscal calendar. The Company will reflect the fiscal year transition on Form 10-K for year ended January 31, 1998.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   2CONNECT EXPRESS, INC.
                                   ---------------------------------------
                                   (Registrant)

Date DECEMBER 3, 1997              /s/ MARC D. FISHMAN
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                                   Marc D. Fishman, Chairman of the Board,
                                   President and Chief Executive Officer